                      SEMIANNUAL REPORT / JANUARY 31 2000


                       AIM LIMITED MATURITY TREASURY FUND

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                      ------------------------------------

           ALEXANDER HAMILTON BY JOHN TRUMBULL (AMERICAN, 1756-1843)

             AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY,

           ALEXANDER HAMILTON PROVIDED THE BASIC MODEL FOR OUR PRESENT

             ECONOMIC SYSTEM. AFTER THE REVOLUTIONARY WAR, WHEN THE

         NEWLY FORMED UNITED STATES FOUND ITSELF DEEP IN DEBT, HAMILTON

         PROPOSED ISSUING A NEW SERIES OF GOVERNMENT BONDS WHICH WOULD

         PRESUMABLY SELL (AND DID) BECAUSE OF HIGH PUBLIC CONFIDENCE IN

           THE NEW COUNTRY. U.S. TREASURY SECURITIES CONTINUE TO BE A

            POPULAR INVESTMENT CHOICE TODAY FOR THE VERY SAME REASON.

                      ------------------------------------

AIM Limited Maturity Treasury Fund is for shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing in U.S. Treasury notes with maturities of three years or less.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge. Had the advisor not absorbed fund expenses in the past, total returns would have been lower.
o The 30-day yield is calculated using a formula prescribed by the Securities and Exchange Commission (SEC). The formula is based on the fund's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and annualized.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman 1-2 Year U.S. Government Bond Index, which represents the performance of short-term (maturing in one to two years) U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                       AIM LIMITED MATURITY TREASURY FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    Many investors have been disappointed in their fixed-income
    [PHOTO OF       investments' performance during the six months covered by
    Charles T.      this report. The Federal Reserve Board (the Fed) raised
      Bauer,        interest rates twice during the reporting period and again
   Chairman of      shortly after the period closed, putting downward pressure
  the Board of      on the prices of fixed-income investments. Nevertheless,
     THE FUND       there is cause for celebration of 1999 bond investments--and
  APPEARS HERE]     hope for 2000. For investors who stayed the course with
                    their fixed-income funds last year, their investment dollars were used to purchase bonds at significant discounts, as fixed-income securities of all types were true bargains. In addition, yields on some fixed-income investments rose significantly during the reporting period.

                    LOOKING AHEAD
                    Most market watchers anticipate that bond market conditions will remain difficult through the first half of 2000, as the Fed may raise interest rates again to try to steer the economy to a soft landing: economic growth diminished enough to thwart inflation, but without recession. But analysts also remind us that, historically, fixed-income markets have rebounded the year following a down year such as 1999. If so, 2000 may be a year of recovery for fixed-income investing.
    In addition, many analysts believe bond markets have in the past fared well on the down side of a Fed tightening cycle. If analysts are correct, the current tightening cycle may end by mid-year, and a strong rally could follow. Assuming economic growth and low inflation continue on their current path, there's every reason to be optimistic about fixed-income funds.
    The changeable nature of the markets reinforces our confidence in the wisdom of investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the six months ended January 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative.
    If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/S/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      ------------------------------------

                               FOR INVESTORS WHO

                             STAYED THE COURSE WITH

                            THEIR FIXED-INCOME FUNDS

                            LAST YEAR, THEIR INVEST-

                             MENT DOLLARS WERE USED

                              TO PURCHASE BONDS AT

                             SIGNIFICANT DISCOUNTS.

                      ------------------------------------


                       AIM LIMITED MATURITY TREASURY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND WEATHERS ROCKY TREASURY MARKET

HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?
By maintaining our disciplined investment focus, we were able to sustain a relatively low level of volatility in the fund during the reporting period. The fund's net asset value (NAV) per share stayed between $9.92 and $10.04 during the last six months.
    The fund continued to provide attractive income during the reporting period. As of January 31, 2000, the 30-day distribution rate at NAV was 5.11%. The 30-day SEC yield at maximum offering price was 5.71%.
    Total return for the fund for the six months ended January 31, 2000, was 1.31% at NAV, which does not include sales charges. Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 1.64% for the reporting period.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
The question throughout the reporting period was whether or not the U.S. Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Much was made of the historical link between low unemployment and inflation, even though the United States (with record-low unemployment and a blazing economy) showed no visible signs of upward price pressures. Despite such persistent fears, the U.S. economy continued to experience a near-record level of consumer confidence. Key economic indicators showed that even in the face of blistering economic growth, the United States remained largely inflation-free.
    Acting pre-emptively, the Fed raised the key federal funds rate from 5.00% to 5.50% with moves in August and November following its July rate hike. Each of these moves was widely anticipated by investors because of the country's continued economic strength. Of course, rising interest rates meant falling bond prices, and yields across Treasury securities moved steadily upward during the reporting period, making 1999 the second-worst year ever for the Treasury market.
    Near the end of the reporting period, economic indicators pointed to a still-benign inflation environment. Driven by rising energy costs, inflation rose at a 2.7% pace in 1999, according to the Labor Department, more than the 1.6% increase recorded in 1998. However, the core Consumer Price Index, which strips out fluctuating commodities prices, rose only 1.9%, its slowest gain since 1965. Nevertheless, a slight rise in labor costs, as reported by the Labor Department at the end of January, may be a sign of things to come.
    When the Fed eased interest rates during late 1998, it was to address financial-market liquidity problems arising from that year's global financial crisis. Most of the problems related to that crisis have abated, so the Fed is able to concentrate on the domestic economy. We think a proactive Fed is a positive for the bond market, and some analysts feel that domestic interest rates have returned to levels appropriate for strong economic growth.

DID YOU MANAGE THE FUND DIFFERENTLY, GIVEN THE CHALLENGING MARKET ENVIRONMENT? We did not make any adjustments to our management strategy, and the fund per

                      ------------------------------------

                      KEY ECONOMIC INDICATORS SHOWED THAT

                    EVEN IN THE FACE OF BLISTERING ECONOMIC

                       GROWTH, THE UNITED STATES REMAINED

                            LARGELY INFLATION-FREE.

                      ------------------------------------

YIELD CURVE--U.S. TREASURY SECURITIES

As of 1/31/00, with time to maturity

AREA OF INVESTMENT FOCUS
================================================================================

3-6 months      6.08
                6.29

1-3 years       6.24      AREA OF INVESTMENT FOCUS
                6.59

  5 years       6.69

 10 years       6.67

 30 years       6.49

Source: Bloomberg
================================================================================

          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                      ------------------------------------

                       WE LOOK FOR CONTINUED UPWARD PRES-

                          SURE ON INTEREST RATES . . .

                      ------------------------------------

formed well over the reporting period compared to the general fixed-income universe. The fund is designed to provide steady income at relative price stability over time, so we employ a fixed strategy--buying two-year Treasury notes and selling them when they have one year left to maturity. We only buy short-maturity Treasuries that have fairly stable prices even in an environment of rising interest rates. We think the short maturity of the fund's portfolio helps insulate its NAV from interest-rate volatility, making its NAV less sensitive to interest-rate fluctuations than longer-term fixed-income securities. Further, holding the fund's securities in evenly weighted positions provides a fairly consistent yield. The fact that the fund has produced a positive total return every year since its inception points to the success of our consistent strategy.

WHY HAS THE TREASURY YIELD CURVE BECOME INVERTED?
We think there are a couple of factors involved. Long-term Treasury securities usually have higher yields than short-term Treasuries to compensate for the fact that the value of long-term Treasuries runs a greater risk of being eroded by inflation. This means that the Treasury yield curve typically rises from left to right. However, late in the reporting period the yield on the 30-year Treasury bond fell below that of 10- and five-year notes to create an inverted yield curve, shown at left. This inversion suggests that investors are anticipating higher short-term rates in the near future, fueled by perceived inflation fears and possible Fed actions. Some investors are buying longer-term securities because once inflation fears have subsided and overall interest rates start to fall, the price of long-term securities will again rise.
    A second factor affecting the yield curve is the Treasury Department's plan to buy back $32 billion of its own 10- to 30-year debt and to streamline its auction schedule by reducing the size and frequency of the auctions. Thirty-year bonds are to be sold only twice per year, which has caused a perceived scarcity in the market--the old "supply and demand" story. We think the scarcity value of the 30-year bond is overstated right now. This environment has also made the 10-year Treasury note, which has long been the benchmark for yields in the mortgage-backed and corporate market, more of a general benchmark for interest rates. At any rate, we think the inverted Treasury yield curve is likely to continue until the Fed's tightening cycle ends.

WHAT IS YOUR SHORT-TERM OUTLOOK?
In February, after the close of the reporting period, the Fed raised the federal funds rate to 5.75%. Most market participants saw the rate hike coming because of numerous factors, including surging economic growth, robust consumer spending and almost nonexistent disruption from the year-2000 date rollover. Soon after the rate hike, the yield on the Treasury's long bond fell below that of the two-year note for the first time since 1990.
    The Fed remains concerned that low unemployment, high consumer spending and strong stock market gains will spark a rise in inflation, which erodes a bond's principal and coupon payments. Most market participants expect the Fed to tighten rates by at least another 25 basis points (0.25%) during the first six months of 2000. We look for continued upward pressure on interest rates as a result. With the short maturities of the securities held in the fund's portfolio, we think the fund's NAV will not be highly sensitive to interest-rate moves.


RESULTS OF A $10,000 INVESTMENT

12/15/87-1/31/00, including sales charges

================================================================================
                              AIM Limited Maturity
                              Treasury Fund
--------------------------------------------------------------------------------
12/15/87                      10000
12/31/87                       9950
12/31/88                      10536
12/31/89                      11551
12/31/90                      12586
12/31/91                      13906
12/31/92                      14690
12/31/93                      15344
12/31/94                      15475
12/31/95                      16929
12/31/96                      17729
12/31/97                      18788
12/31/98                      19934
12/31/99                      20461
 1/31/00                      20467

Past performance cannot guarantee comparable future results.
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

================================================================================
For periods ended 1/31/00, including
sales charges

Inception (12/15/87)         6.08%

10 years                     5.76

 5 years                     5.27

 1 year                      1.38*

*2.38%, excluding sales charges

For periods ended 12/31/99, the most recent calendar quarter end, including sales charges

Inception (12/15/87)         6.12%

10 years                     5.78

 5 years                     5.53

 1 year                      1.64
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

                         CHOOSE YOUR INVESTMENT PALETTE

[IMAGE APPEARS HERE]

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.



                       AIM LIMITED MATURITY TREASURY FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                       AIM LIMITED MATURITY TREASURY FUND

SCHEDULE OF INVESTMENTS

January 31, 2000
(Unaudited)

                                                                         PRINCIPAL
                                                                          AMOUNT        MARKET
                                                              MATURITY     (000)        VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-99.46%

5.00%                                                         02/28/01    $29,200    $ 28,777,768
-------------------------------------------------------------------------------------------------
4.875%                                                        03/31/01     29,800      29,275,818
-------------------------------------------------------------------------------------------------
5.00%                                                         04/30/01     29,050      28,543,368
-------------------------------------------------------------------------------------------------
5.25%                                                         05/31/01     29,090      28,630,669
-------------------------------------------------------------------------------------------------
5.75%                                                         06/30/01     29,740      29,426,243
-------------------------------------------------------------------------------------------------
5.50%                                                         07/31/01     29,600      29,165,176
-------------------------------------------------------------------------------------------------
5.50%                                                         08/31/01     29,640      29,173,170
-------------------------------------------------------------------------------------------------
5.625%                                                        09/30/01     29,950      29,500,151
-------------------------------------------------------------------------------------------------
5.875%                                                        10/31/01     29,100      28,753,128
-------------------------------------------------------------------------------------------------
5.875%                                                        11/30/01     29,200      28,834,708
-------------------------------------------------------------------------------------------------
6.125%                                                        12/31/01     29,200      28,948,296
-------------------------------------------------------------------------------------------------
6.375%                                                        01/31/02     30,000      29,875,800
=================================================================================================
    Total U.S. Treasury Securities (Cost $353,018,856)                                348,904,295
=================================================================================================
TOTAL INVESTMENTS-99.46%                                                              348,904,295
=================================================================================================
OTHER ASSETS LESS LIABILITIES-0.54%                                                     1,900,083
=================================================================================================
NET ASSETS-100.00%                                                                   $350,804,378
=================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $353,018,856)                            $348,904,295
-------------------------------------------------------
Cash                                             77,461
-------------------------------------------------------
Receivables for:
  Fund shares sold                              595,082
-------------------------------------------------------
  Interest                                    4,053,720
-------------------------------------------------------
Investment in deferred compensation plan         37,704
-------------------------------------------------------
Other assets                                     31,019
-------------------------------------------------------
    Total assets                            353,699,281
-------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                      2,181,060
-------------------------------------------------------
  Dividends                                     418,235
-------------------------------------------------------
  Deferred compensation                          37,704
-------------------------------------------------------
Accrued advisory fees                            60,292
-------------------------------------------------------
Accrued administrative service fees               7,079
-------------------------------------------------------
Accrued distribution fees                        66,656
-------------------------------------------------------
Accrued transfer agent fees                      40,482
-------------------------------------------------------
Accrued operating expenses                       83,395
-------------------------------------------------------
    Total liabilities                         2,894,903
-------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $350,804,378
=======================================================

NET ASSETS:

Class A                                    $347,153,173
=======================================================
Institutional Class                        $  3,651,205
=======================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                      35,006,965
=======================================================
Institutional Class                             368,061
=======================================================
Class A:
  Net asset value and redemption price
    per share                              $       9.92
-------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.92 divided
       by 99.00%)                          $      10.02
=======================================================
Institutional Class:
  Net asset value, redemption price and
    offering price per share               $       9.92
=======================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2000
(Unaudited)

INVESTMENT INCOME:

Interest                                    $10,362,285
-------------------------------------------------------

EXPENSES:

Advisory fees                                   390,701
-------------------------------------------------------
Administrative services fees                     44,260
-------------------------------------------------------
Transfer agent fees-Class A                     213,202
-------------------------------------------------------
Transfer agent fees-Institutional Class           1,064
-------------------------------------------------------
Distribution fees-Class A (see Note 2)          283,106
-------------------------------------------------------
Other                                            72,012
-------------------------------------------------------
    Total expenses                            1,004,345
-------------------------------------------------------
Less: Expenses paid indirectly                   (2,126)
-------------------------------------------------------
    Net expenses                              1,002,219
-------------------------------------------------------
Net investment income                         9,360,066
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                 (2,510,796)
-------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities    (1,791,186)
-------------------------------------------------------
Net gain (loss) from investment securities   (4,301,982)
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 5,058,084
=======================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended January 31, 2000 and the year ended July 31, 1999 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  9,360,066    $ 19,679,426
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (2,510,796)      1,359,439
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (1,791,186)     (3,023,894)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         5,058,084      18,014,971
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                       (9,040,912)    (18,245,067)
------------------------------------------------------------------------------------------
  Institutional Class                                             (328,535)     (1,523,201)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      (38,668,543)     46,655,684
------------------------------------------------------------------------------------------
  Institutional Class                                          (13,364,206)    (33,718,444)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (56,344,112)     11,183,943
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          407,148,490     395,964,547
------------------------------------------------------------------------------------------
  End of period                                               $350,804,378    $407,148,490
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $361,526,741    $413,559,490
------------------------------------------------------------------------------------------
  Undistributed net investment income                               20,373          29,754
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (6,628,174)     (4,117,378)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (4,114,562)     (2,323,376)
------------------------------------------------------------------------------------------
                                                              $350,804,378    $407,148,490
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of two separate series portfolios. The Fund currently offers two different classes of shares:
Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent this investment objective, the highest total return achievable.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the above method are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes.
C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $2,924,409 as of July 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2005.
E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2000, AIM was paid $44,260 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended January 31, 2000, AFS was paid $106,489 for such services. The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the six months ended January 31, 2000, the Fund paid AIM Distributors $283,106 as compensation under the Plan.
  AIM Distributors received commissions of $34,488 from sales of the Class A shares of the Fund during the six months ended January 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the six months ended January 31, 2000, the Fund paid legal fees of $1,918 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended January 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,126 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,126 during the six months ended January 31, 2000.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2000 was $241,261,337 and $296,334,093, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2000 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $        --
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,565,056)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(4,565,056
=========================================================

Cost of investments for tax purposes is $353,469,351.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2000 and the year ended July 31, 1999 were as follows:

                                                                   JANUARY 31, 2000                JULY 31, 1999
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                      11,082,345   $ 110,779,368    66,719,952   $ 675,218,081
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             177,195       1,772,353       489,034       4,947,727
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         746,576       7,459,152     1,524,802      15,430,990
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 749           7,482         1,998          20,239
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (15,704,601)   (156,907,063)  (63,662,111)   (643,993,387)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,517,739)    (15,144,041)   (3,809,602)    (38,686,410)
-----------------------------------------------------------------------------------------------------------------------
                                                               (5,215,475)  $ (52,032,749)    1,264,073   $  12,937,240
=======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended January 31, 2000 and each of the years in the five-year period ended July 31, 1999.

                                                                                                  JULY 31,
                                                             JANUARY 31,    -----------------------------------------------------
                                                                2000          1999       1998        1997       1996       1995
                                                             -----------    --------   --------    --------   --------   --------
Net asset value, beginning of period                          $  10.03      $  10.07   $  10.07    $   9.97   $  10.03   $   9.96
-----------------------------------------------------------   --------      --------   --------    --------   --------   --------
Income from investment operations:
  Net investment income                                           0.24          0.47       0.53        0.54       0.55       0.54
-----------------------------------------------------------   --------      --------   --------    --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.11)        (0.04)        --        0.10      (0.06)      0.07
-----------------------------------------------------------   --------      --------   --------    --------   --------   --------
    Total from investment operations                              0.13          0.43       0.53        0.64       0.49       0.61
-----------------------------------------------------------   --------      --------   --------    --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.24)        (0.47)     (0.53)      (0.54)     (0.55)     (0.54)
-----------------------------------------------------------   --------      --------   --------    --------   --------   --------
Net asset value, end of period                                $   9.92      $  10.03   $  10.07    $  10.07   $   9.97   $  10.03
===========================================================   ========      ========   ========    ========   ========   ========
Total return(a)                                                   1.31%         4.32%      5.42%       6.55%      4.98%      6.36%
===========================================================   ========      ========   ========    ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $347,153      $390,018   $345,355    $389,812   $359,048   $274,480
===========================================================   ========      ========   ========    ========   ========   ========
Ratio of expenses to average net assets                           0.52%(b)      0.54%      0.54%       0.54%      0.54%      0.51%
===========================================================   ========      ========   ========    ========   ========   ========
Ratio of net investment income to average net assets              4.78%(b)      4.61%      5.29%       5.35%      5.45%      5.44%
===========================================================   ========      ========   ========    ========   ========   ========
Portfolio turnover rate                                             62%          184%       133%        130%       117%       120%
===========================================================   ========      ========   ========    ========   ========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $375,423,064.

BOARD OF TRUSTEES                              OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                          11 Greenway Plaza
Chairman                                       Chairman                                  Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                          A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary       11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                             Gary T. Crum                              Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                             TRANSFER AGENT
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer              A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Edward K. Dunn Jr.                             Melville B. Cox                           Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President
Formerly Vice Chairman, President and                                                    CUSTODIAN
Chief Operating Officer,                       Karen Dunn Kelley
Mercantile-Safe Deposit & Trust Co.; and       Vice President                            Bank of New York
President, Mercantile Bankshares                                                         90 Washington Street, 11th Floor
                                               Mary J. Benson                            New York, NY 10286
Jack Fields                                    Assistant Vice President and
Chief Executive Officer                        Assistant Treasurer                       COUNSEL TO THE FUND
Texana Global, Inc.;
Formerly Member                                Sheri Morris                              Ballard Spahr
of the U.S. House of Representatives           Assistant Vice President and              Andrews & Ingersoll, LLP
                                               Assistant Treasurer                       1735 Market Street
Carl Frischling                                                                          Philadelphia, PA 19103
Partner                                        Renee A. Friedli
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                       COUNSEL TO THE TRUSTEES

Robert H. Graham                               P. Michelle Grace                         Kramer, Levin, Naftalis & Frankel LLP
President and Chief Executive Officer          Assistant Secretary                       919 Third Avenue
A I M Management Group Inc.                                                              New York, NY 10022
                                               Nancy L. Martin
Prema Mathai-Davis                             Assistant Secretary                       DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                               Ofelia M. Mayo                            A I M Distributors, Inc.
Lewis F. Pennock                               Assistant Secretary                       11 Greenway Plaza
Attorney                                                                                 Suite 100
                                               Lisa A. Moss                              Houston, TX 77046
Louis S. Sklar                                 Assistant Secretary
Executive Vice President
Hines Interests                                Kathleen J. Pflueger
Limited Partnership                            Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

                      ------------------------------------

                                  OUR AUTOMATED

                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                             YIELD AND TOTAL RETURN

                                ON ALL AIM FUNDS

                                 24 HOURS A DAY.

                      ------------------------------------

AIM FUNDS(SM) MAKES INVESTING EASY

o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). With this service, you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS*                           A I M Management Group Inc.
AIM Aggressive Growth Fund                        AIM Money Market Fund                         has provided leadership in the
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund                      mutual fund industry since
AIM Capital Development Fund                                                                    1976 and managed approximately
AIM Constellation Fund(1)                         INTERNATIONAL GROWTH FUNDS                    $160 billion in assets for
AIM Dent Demographic Trends Fund                  AIM Advisor International Value Fund          more than 6.6 million
AIM Large Cap Growth Fund                         AIM Asian Growth Fund                         shareholders, including
AIM Mid Cap Equity Fund                           AIM Developing Markets Fund                   individual investors,
AIM Mid Cap Growth Fund                           AIM Euroland Growth Fund(5)                   corporate clients and
AIM Mid Cap Opportunities Fund(2)                 AIM European Development Fund                 financial institutions, as of
AIM Select Growth Fund                            AIM International Equity Fund                 December 31, 1999.
AIM Small Cap Growth Fund(3)                      AIM Japan Growth Fund                             The AIM Family of
AIM Small Cap Opportunities Fund(4)               AIM Latin American Growth Fund                Funds--Registered Trademark--
AIM Value Fund                                    AIM New Pacific Growth Fund                   is distributed nationwide,
AIM Weingarten Fund                                                                             and AIM today is the
                                                  GLOBAL GROWTH FUNDS                           eighth-largest mutual fund
GROWTH & INCOME FUNDS                             AIM Global Aggressive Growth Fund             compleX in the United States
AIM Advisor Flex Fund                             AIM Global Growth Fund                        in assets under management,
AIM Advisor Large Cap Value Fund                                                                according to Strategic
AIM Advisor Real Estate Fund                      GLOBAL GROWTH & INCOME FUNDS                  Insight, an independent mutual
AIM Balanced Fund                                 AIM Global Growth & Income Fund               fund monitor.
AIM Basic Value Fund                              AIM Global Utilities Fund
AIM Charter Fund
                                                  GLOBAL INCOME FUNDS
INCOME FUNDS                                      AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                            AIM Global Government Income Fund
AIM High Yield Fund                               AIM Global Income Fund
AIM High Yield Fund II                            AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                  THEME FUNDS
AIM Limited Maturity Treasury Fund                AIM Global Consumer Products and Services Fund
                                                  AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                             AIM Global Health Care Fund
AIM High Income Municipal Fund                    AIM Global Infrastructure Fund
AIM Municipal Bond Fund                           AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Telecommunications and Technology Fund(6)
AIM Tax-Free Intermediate Fund                    AIM Global Trends Fund(7)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (7) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds. *An investment in any AIM money market fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.


[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LTD-SAR-1